UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2011

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Half Day Road, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Long-Term Incentive Plan and 2011 Short-Term Incentive Plan

On May 19, 2011, the stockholders of Zebra Technologies Corporation approved the 2011 Long-Term Incentive Plan and 2011 Short-Term Incentive Plan. A description of each plan is incorporated herein by reference to Zebra’s proxy statement, dated April 15, 2011, for the annual meeting of stockholders held on May 19, 2011, a copy of which has been filed with the Securities and Exchange Commission (the “Proxy Statement”). A copy of the 2011 Long-Term Incentive Plan is incorporated herein by reference to Exhibit A to the Proxy Statement. A copy of the 2011 Short-Term Incentive Plan is incorporated herein by reference to Exhibit B to the Proxy Statement.

Form of Equity Award Agreements for Non-Employee Directors

On May 19, 2011, Zebra’s Board of Directors approved, upon the recommendation of the Compensation Committee, a form of 2011 time-vested stock appreciation rights agreement for non-employee directors that was used in connection with annual grants made on May 19, 2011 under the 2011 Long-Term Incentive Plan. The form of 2011 time-vested stock appreciation rights agreement for non-employee directors is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

2011 Time-Vested Stock Appreciation Rights Agreement for Non-Employee Directors. The form of 2011 time-vested stock appreciation rights agreement for non-employee directors is substantially identical to the predecessor form of 2010 time-vested stock appreciation rights agreement for non-employee directors except that the stock appreciation rights are fully vested on the grant date. If a change in control involves stockholders receiving consideration consisting of publicly traded common stock, and if the SAR agreement is assumed or a provision is made for the continuation of the SAR, then there will be a substitution of the common stock into which Zebra common stock is converted in the change in control and the SAR will continue in accordance with its terms. If the change in control does not involve stockholders receiving publicly traded common stock or the SAR agreement is not assumed or provision is not made for continuation of the SAR, then there will be a cash payment to the director representing the value of the spread over the SAR price.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to By-laws

On May 19, 2011, the Board of Directors of Zebra approved amendments to the Amended and Restated By-laws of Zebra (the “By-laws”), effective immediately. The following description of the amendments is qualified in its entirety by reference to the complete text of the By-laws, as amended, a copy of which is attached as Exhibit 3(ii) to this Form 8-K and is incorporated herein by reference.

Section 2.4: Revised to (1) clarify when a stockholder nomination may be made if the number of directors to be elected at an annual meeting is increased, (2) require that a stockholder provide additional information regarding proposed business, nominees, and the stockholder, (3) provide that a stockholder proposal (other than a nomination) that is included in our proxy statement need not separately satisfy the advance notice requirements if the federal proxy rule notice requirements are met, (4) provide that the chairman of the stockholders’ meeting has the authority to determine if a nomination has been made in accordance with the By-laws, and (5) require that a stockholder proposal or nomination must be presented at the meeting before a vote may be taken.

Section 2.6: Applies to special meetings of stockholders and revised to (1) clarify the circumstances under which stockholders may bring business or make nominations at a special meeting, (2) provide that the chairman of the meeting has authority to determine if a nomination or any business has been made in accordance with the By-laws, and (3) require that a stockholder proposal or nomination must be presented at the meeting before a vote may be taken.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Company held its Annual Meeting of Stockholders on May 19, 2011.

(b)	The Company’s stockholders voted on the following proposals:

1.	Proposal 1. Election of Class III Directors

For the election of the following named persons named as Class III Directors of Zebra Technologies Corporation to hold office for a three-year term expiring at the 2014 Annual Meeting or until their respective successors are duly elected and qualified:

Directors	For	Authority Withheld
Anders Gustafsson	43,433,035	1,318,789
Andrew K. Ludwick	43,817,311	934,513

2.	Proposal 2. Approve Named Officer Compensation

Advisory vote to approve the following resolution: “Resolved, that the compensation of the named officers of Zebra Technologies Corporation, as disclosed pursuant to Item 402 of Regulation S-K, as described in and including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this proxy statement, is approved by the stockholders of Zebra.”

For	Against	Abstain
37,633,885	4,479,190	2,638,749

3.	Proposal 3. Approve Frequency of Vote to Approve Named Officer Compensation

Advisory vote on the frequency of holding an advisory vote to approve compensation of named officers of Zebra Technologies Corporation:

One Year	Two Years	Three Years	Abstain
36,425,380	130,710	5,571,633	2,624,101

4.	Proposal 4. Approve 2011 Long-Term Incentive Plan

To approve the 2011 Long-Term Incentive Plan of Zebra Technoloiges Corporation:

For	Against	Abstain
36,579,624	6,092,746	2,079,454

5.	Proposal 5. Approve 2011 Short-Term Incentive Plan

To approve the 2011 Short-Term Incentive Plan of Zebra Technoloiges Corporation:

For	Against	Abstain
40,290,766	2,379,644	2,081,414

6.	Proposal 6. Approve Employee Stock Purchase Plan

To approve the 2011 Employee Stock Purchase Plan of Zebra Technoloiges Corporation:

For	Against	Abstain
41,820,297	861,562	2,069,965

7.	Proposal 7. Ratification of Appointment of Independent Auditors

To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent auditors of the Company’s financial statements for the year ending December 31, 2011.

For	Against	Abstain
49,398,446	1,303,301	29,817

Item 9.01. Financial Statements and Exhibits.

[(d)] Exhibits. The following Exhibits are being furnished herewith:

Exhibit Number	Description of Exhibits

3(ii)	Amended and Restated By-laws of Zebra Technologies Corporation effective May 19, 2011

10.1.	Long-Term Incentive Plan

10.2	Short-Term Incentive Plan

10.3	Form of 2011 time-vested stock appreciation rights agreement for non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: May 20, 2011	By:	/s/ Jim L. Kaput
Jim L. Kaput
SVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number		Description of Exhibits

3(ii)		Amended and Restated By-laws of Zebra Technologies Corporation effective May 19, 2011

10.1	(1)	Long-Term Incentive Plan. +

10.2	(2)	Short-Term Incentive Plan. +

10.3		Form of 2011 time-vested stock appreciation rights agreement for non-employee directors. +

+	Management contract or compensatory plan or arrangement required to be filed as an exhibit to this Annual Report on Form 10-K.
(1)	Incorporated by reference to Exhibit A to Zebra’s proxy statement, dated April 15, 2011, for the annual meeting of stockholders held on May 19, 2011.
(2)	Incorporated by reference to Exhibit B to Zebra’s proxy statement, dated April 15, 2011, for the annual meeting of stockholders held on May 19, 2011.